UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 16, 2020

APPROACH RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 900 Fort Worth, Texas		76116
(Address of principal executive offices)		(Zip Code)

(817) 989-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
*	*	*

* Approach Resources Inc.’s common stock previously traded on the NASDAQ Global Select Market under the symbol “AREX”. On November 12, 2019, Approach Resources Inc.’s common stock began trading on the OTC Pink marketplace. Deregistration under Section 12(b) of the Act became effective on March 17, 2020.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02     Termination of a Material Definitive Agreement.

The information set forth below in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.03     Bankruptcy or Receivership.

As previously disclosed, on November 18, 2019, Approach Resources Inc. (“Approach,” the “Company” or “we”) and all of its subsidiaries (the “Filing Subsidiaries and, together with Approach, the “Debtors”) filed voluntary petitions (collectively, the “Bankruptcy Petitions”) under chapter 11 (“Chapter 11”), of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Court”), thereby commencing the jointly administered Chapter 11 cases captioned In re Approach Resources Inc., et al., Case No. 19-36444 (Bankr. S.D. Tex.) (the “Chapter 11 Cases”).

On October 30, 2020, the Debtors filed the Joint Plan of Liquidation of Approach Resources Inc. and its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code [Dkt. No. 643] (as amended from time to time, the “Plan”) and related disclosure statement [Dkt. No. 644] (as amended from time to time, the “Disclosure Statement”) with the Court. On November 10, 2020, the Court entered the order conditionally approving the Disclosure Statement, establishing solicitation and voting procedures, scheduling a combined hearing and establishing notice and objection procedures.

On December 16, 2020, the Court entered an order approving the Disclosure Statement on a final basis and confirming the Plan (the “Confirmation Order”). The following is a summary of certain material features of the Plan. All capitalized terms not defined herein shall have their meanings as set forth in the Plan.  The Effective Date will occur as soon as all conditions precedent to the Plan’s effectiveness have been satisfied or waived according to the Plan.

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Prepetition Secured Lenders will be Impaired and, following payment of the DIP Facility Claims in full, will receive all Available Cash, up to an amount necessary to satisfy the Prepetition Claims in full, except for any portion of such Available Cash used to fund post-Effective Date professional retainers of the Agent and such Available Cash transferred pursuant to the Wind-Down Budget to fund (i) the Budgeted Claims Reserve, (ii) the Professional Fee Claims Reserve and (iii) the Gift Reserve. All Retained Causes of Action will vest in the Post-Effective Date Debtors for the benefit of the Holders of Prepetition Secured Claims until the Prepetition Secured Claims are paid in full.

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Holders of General Unsecured Claims, which includes holders of the Company’s Senior Notes, will be Impaired and will receive their pro rata share of a Gift Reserve in the amount of $1,800,000.00, less certain Claims, costs and expenses chargeable to the Gift Reserve as more fully set forth in the Plan.

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Holders of equity securities of the Debtors, including the Company’s Common Stock, will be Impaired and will receive no distribution or consideration under the Plan on account of their equity interests, and all such equity interests will be cancelled on the Plan Effective Date.

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On the Effective Date, the positions of the current directors, officers and managers will be eliminated, and the duties of all such positions will vest in the Plan Administrator, who will serve as the sole officer and director of each Post-Effective Date Debtor after the Effective Date.

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Except as otherwise provided in the Plan, on the later of the Effective Date and the date on which Distributions are made pursuant to the Plan, the Indenture and Senior Notes will be deemed cancelled, and the Indenture Trustee will not have any continuing duties or obligations thereunder and will be discharged.

-	Before the Effective Date, all Employee Benefit Plans other than the KEIP and Severance Plan will be terminated in accordance with the applicable provisions of state and federal law.

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After the Effective Date, the Plan Administrator will, subject to the Agent’s consent and consistent with applicable non-bankruptcy law and consistent with the implementation of the Plan, merge, dissolve, liquidate or take such other similar action with respect to each Post-Effective Date Debtor to complete the winding up of such Post-Effective Date Debtor as expeditiously as practicable.

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Except as otherwise provided in the Plan and Confirmation Order, the rights afforded in the Plan and the treatment of all Claims and Interests in the Plan will be in exchange for and in complete satisfaction, discharge and release of all Claims and Interests of any nature whatsoever against the Debtors or their Estates, assets, properties or interests in property. The treatment set forth in the Plan is in full and complete satisfaction of the legal, contractual and equitable rights that each Person holding a Claim or an Interest may have in or against the Debtors or the Estates.

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The Plan provides certain releases and exculpations in favor of, among others, the Debtors and each of the Debtors’ Related Persons who do not opt out of the releases contained in the Plan, the Lender Parties and each of their respective Related Persons and the Indenture Trustee. In particular, holders of Claims and Interests that did not affirmatively opt out by filing an objection or timely returning an opt-out form are bound by the releases contained in Section 15.03(c) of the Plan.

Information regarding the assets and liabilities of the Company and the amount of equity of the Company issued and outstanding is contained in the Disclosure Statement as filed with the Court, which is available through the Company’s website under the Restructuring Information tab, which contains a link to the claims agent’s website, https://dm.epiq11.com/approachresources.

The Plan and the Disclosure Statement are filed as Exhibit 2.1 and Exhibit 99.1 hereto and are incorporated by reference herein.

Item 3.03     Material Modification to Rights of Security Holders.

The information set forth above in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01     Other Events.

The Company intends to file a Form 15 with the United States Securities and Exchange Commission (the “SEC”) to terminate the registration of its common stock (the “Common Stock”) and to suspend its duty to file reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon filing the Form 15, the Company will immediately cease filing any further periodic or current reports under the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this report, the words “will,” “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “potential” or their negatives, or other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

These forward-looking statements are largely based on the Company’s expectations, which reflect estimates and assumptions made by the Company’s management. These estimates and assumptions reflect the Company’s best judgment based on currently known market conditions and other factors. Although the Company believes such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond the Company’s control. In addition, management’s assumptions about future events may prove to be inaccurate. The Company cautions all readers that the forward-looking statements contained in this report are not guarantees of future performance, and the Company cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur.

These forward-looking statements include the expected timing of the completion of the consummation and full implementation of the Plan, the treatment of claims under the Plan, releases and exculpations under the Plan and the winding down of the Company. These forward-looking statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements.

Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports and registration statements the Company files with the Securities and Exchange Commission, including those in Item 1A – Risk Factors in the Company’s most recent Form 10-K and any updates thereto in the Company’s Forms 10-Q and current reports on Form 8-K.  Additional factors, events, or uncertainties that may emerge from time to time, or those that the Company currently deems to be immaterial, could cause the Company’s actual results to differ, and it is not possible for the Company to predict all of them. The Company makes forward-looking statements based on currently available information, and the Company assumes no obligation to, and expressly disclaims any obligation to, update or revise publicly any forward-looking statements made in this Report, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
2.1	Amended Joint Plan of Liquidation of Approach Resources Inc. and its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code, dated December 14, 2020
99.1

Findings of Fact, Conclusions of Law, and Order (i) Approving the Disclosure Statement in Support of Liquidation of Approach Resources Inc. and its Debtor Affiliates on a Final Basis and (ii) Confirming the Joint Plan of Liquidation of Approach Resources Inc. and its Debtor Affiliates under Chapter 11 of the Bankruptcy Code, dated December 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Approach Resources Inc.

By:	/s/ Joshua E. Dazey
Joshua E. Dazey
Executive Vice President – Legal

Date:  December 18, 2020

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